                                  UNITED STATES
                        SECURTIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

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         |_| Preliminary Proxy Statement

         |_| Confidential, for Use of the Commission Only (as permitted by Rule
             14a-6(e)(2))

         |_| Definitive Proxy Statement

         |X| Definitive Additional Materials

         |_| Soliciting Material Under Rule 14a-12

                                 DATASCOPE CORP.
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                (Name of Registrant as Specified in Its Charter)

                STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD.
                                   PARCHE, LLC
                           RCG STARBOARD ADVISORS, LLC
                          RAMIUS CAPITAL GROUP, L.L.C.
                                C4S & CO., L.L.C.
                                 PETER A. COHEN
                                 MORGAN B. STARK
                               JEFFREY M. SOLOMON
                                THOMAS W. STRAUSS
                              DAVID DANTZKER, M.D.
                                 WILLIAM J. FOX
                                MARK R. MITCHELL
                                 PETER A. FELD
--------------------------------------------------------------------------------
    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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          PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION  CONTAINED
          IN THIS FORM ARE NOT  REQUIRED TO RESPOND  UNLESS THE FORM  DISPLAYS A
          CURRENTLY VALID OMB CONTROL NUMBER.

Starboard Value and Opportunity Master Fund Ltd., an affiliate of Ramius Capital
Group, L.L.C. ("Ramius Capital"), together with the other participants named herein, has filed a definitive proxy statement and accompanying WHITE proxy card with the Securities and Exchange Commission ("SEC") to be used to solicit votes for the election of its two nominees at the 2007 annual meeting of stockholders of Datascope Corp., a Delaware corporation (the "Company").

      Item 1: On November 2, 2007, Ramius Capital issued the following press release:

 RAMIUS FILES DEFINITIVE PROXY MATERIALS TO ELECT TWO NOMINEES TO DATASCOPE'S
                               BOARD OF DIRECTORS

         MINORITY SLATE OF EXPERIENCED AND INDEPENDENT NOMINEES WILL
             STRENGTHEN THE BOARD AND PROVIDE INCREASED OVERSIGHT

NEW YORK - NOVEMBER 2, 2007 - Starboard Value and Opportunity  Master Fund Ltd.,
an affiliate of RCG Starboard  Advisors,  LLC and Ramius Capital  Group,  L.L.C.
(collectively,  "Ramius"), today announced that it has filed with the Securities and  Exchange  Commission  definitive  proxy  materials in  connection  with its nomination of two highly  qualified and  independent  candidates for election to the  Board of  Directors  of  Datascope  Corp.  ("Datascope"  or the  "Company")
(NASDAQ:  DSCP) at the Company's 2007 Annual Meeting.  The meeting is to be held on December 20, 2007 at 11:00 a.m., Eastern Time, at Datascope's offices located at 800  MacArthur  Boulevard,  Mahwah,  New Jersey.  Ramius'  nominees are David
Dantzker, M.D. and William J. Fox.

The alleged ethical violations, related internal ethics investigations,  and the recent departure of several senior  executives,  demonstrate the need for change at Datascope.  Ramius  believes that its nominees will strengthen the quality of
Datascope's Board by providing better leadership and oversight that will lead to greater stability within the Company's management and help reverse the Company's disappointing  track  record in the area of corporate  governance.  In addition,
Ramius believes that its experienced and independent nominees can prove valuable in helping to oversee  the  operations  of the  Company and ensure that that the
Company is run solely for the benefit of all Datascope shareholders.

Ramius' two independent  nominees form an experienced team that intends to focus on unlocking value for the benefit of all Datascope shareholders. They are:

David Dantzker, M.D.    David  Dantzker,  M.D. (age 64) is a general  partner at
                        Wheatley  MedTech  Partners,   L.P.,  a  New  York-based
                        venture  capital  firm,  a  position  he has held  since
                        January  2001.  Prior to serving with  Wheatley  MedTech
                        Partners,  L.P., Dr.  Dantzker served as Chief Executive
                        Officer  of  Redox   Pharmaceuticals   Corporation  from
                        November 2000 until October 2001. Dr. Dantzker served as
                        President of Long Island Jewish Medical Center from July
                        1993 to October 1997 and  President of North  Shore--LIJ
                        Health  System  from  October  1997 until May 2000.  Dr.
                        Dantzker is currently chairman of the board of directors
                        of Versamed,  Inc., a private medical supply company and
                        Oligomerix, a private  biopharmaceutical  company. He is
                        also a director of Visionsense, Ltd., a private high-end
                        medical technology company,  Advanced Biohealing Inc., a
                        private    specialty     biotechnology    company    and
                        Nuero-Hitech,   Inc.   (NASD:   NHPI),  an  early  stage

                        pharmaceutical  company  engaged in the  acquisition and
                        development  of therapies  for  Alzheimer's  disease and
                        other degenerative  neurological disorders. Dr. Dantzker
                        has  also  served  on  the  faculty  and  in  leadership
                        positions  of  four  major   research-oriented   medical
                        schools, has authored or co-authored 130 research papers
                        and five textbooks and is an internationally  recognized
                        expert in the area of  pulmonary  medicine  and critical
                        care.

William J. Fox          William  J.  Fox  (age  51) is a  business  advisor  and
                        strategy  consultant.  From August 2006 until  September
                        2007 Mr. Fox was  Executive  Chairman of the Board and a
                        director (since September 2004) of Nephros,  Inc. (AMEX:
                        NEP), a medical device company.  From October 2004 until
                        May 2006, Mr. Fox was Vice Chairman of Barington Capital
                        and  several  of  its  affiliates,  a  group  of  equity
                        investment funds.  Until December 2006, Mr. Fox had been
                        a member  of the  Barington  Advisory  Board  since  the
                        founding of the  Barington  Funds in 1999.  From October
                        2004 until May 2006, Mr. Fox served as President,  Chief
                        Executive  Officer  and a  director  of  LQ  Corporation
                        (formerly OTCBB: LQCI, now merged into Sielox,  Inc.), a
                        marketer   of   commercial   and   government   security
                        solutions,  and from December  2004 until May 2006,  Mr.
                        Fox served as President,  Chief Executive  Officer and a
                        director of Dynabazaar Inc.  (OTCBB:  FAIM), now Sielox,
                        Inc.  (OTCBB:  SLXN.OB)  which was  formerly  engaged in
                        online  auctions of surplus  assets.  From November 2005
                        until May 2006,  Mr. Fox also  served as a member of the
                        Executive  Committee of  Register.com  (Cayman)  L.P., a
                        provider  of  domain  name   registration  and  Internet
                        services. From February 1999 until October 2004, Mr. Fox
                        served as Chairman,  President,  Chief Executive Officer
                        and a director of AKI,  Inc.  ("AKI"),  a marketing  and
                        interactive  advertising  company, and during that time,
                        Mr.  Fox  also  served  as  President,  Chief  Executive
                        Officer and a director of AKI Holding Corp.,  the parent
                        of  AKI.  Prior  to  joining  AKI,  Mr.  Fox  served  as
                        President-Strategic  & Corporate  Development  of Revlon
                        Worldwide,  Inc.,  Chief  Executive  Officer  of  Revlon
                        Technologies,  Inc.,  Senior Executive Vice President of
                        Revlon Inc. and Senior Vice  President  of  MacAndrews &
                        Forbes  Holdings  Inc.  ("MacAndrews").  Mr.  Fox joined
                        MacAndrews  in 1983 and held  various  senior  executive
                        positions   in   MacAndrews   and  in   several  of  its
                        subsidiaries  and affiliates,  including  Revlon,  Inc.,

                        Brooks Drugs, The Coleman Company,  First Gibraltar Bank
                        Holdings,  Wilbur Chocolate, New World Entertainment and
                        Technicolor  Inc.  Mr. Fox has also served as a director
                        of  several  public  companies,   including   Loehmann's
                        Holding  Inc.   (formerly  NASD:   LHMS)  where  he  was
                        Co-Chairman of the Board  (October 2000 through  October
                        2004), MM Companies Inc. (now George Foreman Enterprises
                        Inc.) (2003-2004),  Revlon, Inc. (NYSE: REV) (1996-1999)
                        and The Hain Food Group  where he was Vice  Chairman  of
                        the Board (NASD: HAIN)  (1996-1999).  Mr. Fox received a
                        B.B.A.  (magna cum laude) in Public Accounting from Pace
                        University Lubin School and an M.B.A. (with distinction)
                        in  Public  Accounting  from  Pace  University  Graduate
                        School. Mr. Fox is also a Certified Public Accountant.

ABOUT RAMIUS CAPITAL GROUP, L.L.C.

Ramius Capital Group is a registered  investment  advisor that manages assets of approximately  $9.6 billion in a variety of alternative  investment  strategies.
Ramius  Capital  Group is  headquartered  in New York with  offices  located  in
London, Tokyo, Hong Kong, Munich, and Vienna.

               CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

On November  2, 2007,  Starboard  Value and  Opportunity  Master  Fund Ltd.,  an
affiliate of Ramius Capital Group, L.L.C. ("Ramius Capital"),  together with the other  participants  named herein,  made a definitive filing with the Securities and Exchange  Commission  ("SEC") of a proxy statement and an accompanying WHITE proxy card to be used to solicit  votes for the  election of its nominees at the
2007 annual meeting of stockholders of Datascope  Corp., a Delaware  corporation
(the "Company").

RAMIUS CAPITAL  ADVISES ALL  STOCKHOLDERS  OF THE COMPANY TO READ THE DEFINITIVE
PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION.  THE DEFINITIVE PROXY
STATEMENT IS AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV.
IN ADDITION,  THE PARTICIPANTS IN THE PROXY  SOLICITATION WILL PROVIDE COPIES OF
THE DEFINITIVE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST.  REQUESTS FOR COPIES
SHOULD  BE  DIRECTED  TO  THE  PARTICIPANTS'  PROXY  SOLICITOR,   INNISFREE  M&A
INCORPORATED, AT ITS TOLL-FREE NUMBER: (888) 750-5834.

The  participants in the proxy  solicitation are Starboard Value and Opportunity
Master Fund Ltd., a Cayman Islands exempted company ("Starboard"),  Parche, LLC, a Delaware limited liability company ("Parche"),  RCG Enterprise,  Ltd, a Cayman
Islands  exempted company ("RCG  Enterprise"),  RCG Starboard  Advisors,  LLC, a

Delaware limited  liability  company,  Ramius Capital Group,  L.L.C., a Delaware limited  liability  company  ("Ramius  Capital"),  C4S & Co., L.L.C., a Delaware limited liability company ("C4S"),  Peter A. Cohen,  Morgan B. Stark,  Thomas W.
Strauss,  Jeffrey M.  Solomon,  David  Dantzker,  M.D.,  William J. Fox, Mark R.
Mitchell and Peter A. Feld (the "Participants").

Starboard  beneficially  owns  414,716  shares of Common  Stock of the  Company.
Parche  beneficially  owns 78,801 shares of Common Stock of the Company.  As the sole non-managing  member of Parche and owner of all economic interests therein,
RCG Enterprise is deemed to  beneficially  own the 78,801 shares of Common Stock of the Company owned by Parche.  As the investment  manager of Starboard and the managing member of Parche,  RCG Starboard Advisors is deemed to beneficially own the 414,716  shares of Common Stock of the Company  owned by  Starboard  and the
78,801 shares of Common Stock of the Company owned by Parche. As the sole member of RCG Starboard  Advisors,  Ramius  Capital is deemed to  beneficially  own the
414,716  shares of Common Stock of the Company owned by Starboard and the 78,801 shares of Common Stock of the Company owned by Parche. As the managing member of
Ramius  Capital,  C4S may is deemed to  beneficially  own the 414,716  shares of
Common Stock of the Company  owned by Starboard  and the 78,801 shares of Common
Stock of the Company owned by Parche.

As the managing  members of C4S, each of Mr. Cohen,  Mr. Stark,  Mr. Strauss and
Mr. Solomon is deemed to beneficially  own the 414,716 shares of Common Stock of the Company  owned by  Starboard  and the 78,801  shares of Common  Stock of the
Company owned by Parche.  Messrs.  Cohen,  Stark,  Strauss and Solomon  disclaim beneficial ownership of such shares of Common Stock of the Company except to the extent of their pecuniary interest therein.

As members of a "group" for the purposes of Rule  13d-5(b)(1)  of the Securities
Exchange Act of 1934, as amended,  Dr.  Dantzker and Messrs.  Fox,  Mitchell and
Feld are deemed to  beneficially  own the 414,716  shares of Common Stock of the
Company  owned by Starboard and the 78,801 shares of Common Stock of the Company owned by Parche.  Dr. Dantzker and Messrs.  Fox, Mitchell and Feld each disclaim beneficial  ownership  of shares of Common Stock of the Company that they do not directly own.

                                      # # #

CONTACT:

Media & Shareholders:
Sard Verbinnen & Co.
Dan Gagnier or Renee Soto, 212-687-8080